Third Quarter 2009 Earnings Webcast & Conference Call October 20, 2009 Exhibit 99.2

Mike Salop Senior Vice President Investor Relations

Safe Harbor
This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995.
These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.
Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as
“expects,” “intends,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Readers of this presentation by The Western Union Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section and throughout the Annual Report on Form 10-K for the year ended December 31, 2008. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: changes in general economic conditions and economic conditions in the regions and industries in which we operate; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover our investments; changes in immigration laws, patterns and other factors related to migrants; technological changes, particularly with respect to e-commerce; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering and terrorist financing, and/or changing regulatory or enforcement interpretations of those laws; failure to resolve pending legal issues with the State of Arizona in a satisfactory manner;
our ability to attract and retain qualified key employees and to manage our workforce successfully; changes in, and failure to manage effectively exposure to, foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers; political conditions and related actions in the United States and abroad which may adversely affect our businesses and economic conditions as a whole; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; significantly slower growth or declines in the money transfer market and other markets in which we operate; failure to implement agent contracts according to schedule; our ability to maintain our agent network and biller relationships under terms consistent with or more advantageous to us than those currently in place; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; deterioration in consumers’ and clients’ confidence in our business, or in money transfer providers generally; failure to manage credit and fraud risks presented by our agents, clients and consumers, or non-performance by our banks, lenders, other financial services providers or insurers; adverse rating actions by credit rating agencies; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code, and governmental or judicial interpretations thereof; our ability to favorably resolve tax matters with the Internal Revenue Service and other tax authorities; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other money transfer services providers, including telecommunications providers, card associations and card-based payment providers; our failure to develop and introduce new products, services and enhancements, and gain market acceptance of such products;
our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; any material breach of security of or interruptions in any of our systems; mergers, acquisitions and integration of acquired businesses and technologies into our company and the realization of anticipated synergies from these acquisitions; adverse consequences from our spin-off from First Data Corporation, including resolution of certain ongoing matters; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; decisions to change our business mix; cessation of various services provided to us by third-party vendors; catastrophic events; and management’s ability to identify and manage these and other risks.

Christina Gold President & Chief Executive Officer

Financial Highlights – Q3 2009
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Consolidated Revenue $1.3B
GAAP EPS $0.26
EPS,
excluding settlement accrual
$0.33
C2C Revenue - YoY Change (5)%
C2C Revenue - YoY Change,
constant currency
(3)%
C2C Transactions - YoY Change 3%
Geographic diversity

Geographically Diverse Portfolio
Revenue Transactions
Q3 09
(3)% 8%
Europe, Middle East, Africa, S. Asia
46% of Western Union revenue
Western Europe consistent with Q2 2009
Spain and Russia remain challenged
Gulf States strong transaction growth but moderated from Q2 2009

Geographically Diverse Portfolio
Revenue
Transactions
Q3 09
Americas
(10)% (4)%
31% of Western Union revenue
Americas trends improved slightly from Q2 2009
Mexico continues to be challenged
U.S outbound consistent with recent quarters
Repositioning U.S. domestic money transfer

Geographically Diverse Portfolio
Revenue Transactions
Q3 09
Asia Pacific
5% 15%
8% of Western Union revenue
China 7% transaction and revenue growth
Renewal of Agricultural Bank of China adding 15,000 locations by 2011
Asia Pacific region represents significant growth opportunity
Philippines transaction growth slowed from Q2 2009

yes!

Yes!
oui!

yes!
oui!
yes!
Yes!

WESTERN UNION yes!

9 Intra-country Leverage network and high brand awareness Westernunion.com 14 send countries Profitable, high growth Account-to-cash New customers C2C Channel Initiatives

Revenue Transactions
Q3 09
Global Business Payments
(3)% 2%
13% of Western Union revenue
Custom House closed September 1
Comparable trends to Q2 2009, excluding Custom House
Global Business Payments
st

Scott Scheirman Executive Vice President & Chief Financial Officer

Financial Results – Q3 2009
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Revenue $1.3B
Revenue - YoY Change (5)%
Revenue - YoY Change,
constant currency
(2)%
GAAP EPS $0.26
EPS,
excluding settlement accrual
$0.33
$71 million pre-tax accrual for anticipated regulatory settlement

13 Transaction Fee Components of Revenue Foreign Exchange $1,099 $1,040 (5)% $239 $238 flat ($ in millions) Q3 2008 Q3 2009 Q3 2008 Q3 2009

Remittance Trends
World Bank Report forecasts
remittances to developing countries
down 7% to 10% in 2009*
Expects modest growth in 2010
Total YTD Western Union cross-
border principal of $48 billion, down
5% (flat constant currency)
Principal and revenue per transaction
Comparable to 1H09
YoY PPT down 7%
(down 4% constant currency)

* Migration and Development Brief 10 (July 2009) on remittance cross-border flows to developing countries
49
50
Q3 2008 Q3 2009
Up 3%
C2C Transactions
(millions)
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

15 Cost of Services – As a Percent of Revenue Strong gross margins FEXCO acquisition Cost reductions Selective agent commission reductions Overall expense management Q3 2008 Q3 2009 57.0% 56.5%

16 SG&A – As a Percent of Revenue Settlement accrual five percentage points impact SG&A consistent with Q2 2009, excluding settlement accrual 4.5% marketing spend 15.7% 22.1% Q3 2008 Q3 2009

Operating Margin
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Consistent operating
margin, excluding
settlement accrual
Variable cost structure
Cost reductions
27.2%
21.4%
26.8%
Q3 2008
Reported
Q3 2009
Reported
Q3 2009
Ex Accrual

18 Tax Rate Higher foreign-derived profits Tax efficient strategies 27.7% 26.6% Q3 2008 Q3 2009

Consumer-to-Consumer
Q3 2009
Change (millions)
Transactions 50
3%
Revenue $1,118 (5)%
Revenue, constant currency
(3)%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Operating Income (6)%
Operating Margin
(20) bps
27.6%
$309
85% of revenue

3%
-3%
-5%
Transaction
Growth
Mix Price Reductions Constant
Currency
Revenue Decline
Currency Impact Reported
Revenue Decline
+

C2C Transaction and Revenue Growth
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Q3 2009
Mix and price reductions
consistent with recent quarters

Global Business Payments
Q3 2009 Change
(millions)
Transactions
105 2%
Revenue $171 (3)%
Operating Income $42 (11)%
Operating Margin
24.3% (210) bps
Revenue,
excluding Custom House
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
$163
Operating Margin,
excluding Custom House
26.3% (10) bps
(7)%
13% of revenue

Liquidity is a Distinct Advantage
Cash Flows From Operations, YTD $958 million
Cash Balance, September 30, 2009 $1.6 billion
Debt Outstanding, September 30, 2009 $3.0 billion
Capital Expenditures, YTD $67 million
$1 billion due in 2011
$500 million due in 2014
$1 billion due in 2016
$500 million due in 2036

2009 Outlook
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Constant currency revenue down 1% to 2%
GAAP revenue down 4% to 5%
GAAP operating income margin of approx. 25%
Approx. 27% excluding the settlement accrual
GAAP EPS of $1.15 to $1.20
$1.23 to $1.28 excluding $0.08 from the settlement accrual
Constant currency EPS $0.01 lower
Cash flow from operations to exceed $1.1 billion
Outlook now includes Custom House
Adds less than 1% to revenue growth
$0.01 EPS dilution

Christina Gold President & Chief Executive Officer

Extending leadership position

Focused Strategy
Priority growth initiatives gaining momentum
Balancing profitability and investment
Significant global opportunities
New customers and product offerings

WESTERN UNION
Gold Card
DEBIT
VISA

WESTERN UNION
MoneyWise
DEBIT
VISA

Building on Success –
Attract New, Incremental Customers
Banking Strategy
Expand distribution, reach new customers
Payment Services Directive
Grow retail class of trade in Europe
Custom House
Investing to grow global business-to-business payments
Prepaid
MoneyWise Visa   card
Western Union Visa  Gold Card
™
®
®

zain

vodafone

GSMA™

Safaricom

SMART

ORASCOM TELECOM

Globe™

maxis

WESTERN UNION | yes!

Mobile Active pilots Expanding mobile enabled send locations Developing mobile send capability 27 Building on Success – Attract New, Incremental Customers

can i make the sun shine
for her everyday?
yes!
WESTERN UNION
yes!
money transfer

Positioned for Growth
World-class brand
400,000 agent locations
Strong financial position
Expanding into broader payments markets
Multiple channel strategy
Geographically diverse revenue stream
Scalable infrastructure
Industry-leading compliance capabilities
Global leader

Third Quarter 2009 Earnings Webcast & Conference Call October 20, 2009 Appendix

Non-GAAP Measures
Western Union's management has presented: (1) Consolidated, consumer-to-consumer segment, international consumer-to-consumer, and international consumer-to-consumer excluding United States originated transactions revenue declines, excluding the impact of translating foreign currency denominated revenues into United States dollars; (2) Operating income margin, excluding the impact from the estimated settlement accrual; (3) Earnings per share excluding the impact from the estimated settlement accrual; (4) Consumer-to-consumer cross-
border principal decline and consumer-to-consumer principal per transaction decline, excluding the impact of translating foreign currency denominated amounts into United States dollars; (5) Global Business Payments revenue decline and operating income margin, excluding the impact from the Custom House acquisition; (6) 2009 Revenue outlook, excluding the estimated impact of translating foreign currency denominated revenue into United States dollars; and (7) 2009 earnings per share and operating income margin outlook, excluding the impact from the estimated settlement accrual. Western Union's management believes these non-GAAP measures provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure.
A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures is included on the following pages.

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
(unaudited)
Consolidated
Consumer-to-
Consumer Segment
International
Consumer-to-
Consumer
International
Consumer-to-
Consumer excluding
United States
originated
transactions
2009 Revenues, as reported (GAAP) $                  1,314.1 $                  1,117.8
$                    926.5 $                     765.5
Reversal of impact from translation of foreign
currency denominated amounts into United
States dollars (a) 31.1 24.4 22.6 22.6
$                  1,345.2 $                  1,142.2 $                     949.1 $                      788.1
2008 Revenues, as reported (GAAP) $                  1,377.4 $                  1,178.1
$                     950.6 $                      782.2
Revenue decline, as reported (GAAP) (5)% (5)% (3)% (2)%
Revenue (decline)/growth, adjusted (2)% (3)% 0% 1%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures."
Adjustments:
2009 Revenues, adjusted
Three Months Ended September 30, 2009

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
(unaudited)
Revenues
$                         1,314.1 $                         3,769.6
$                            281.5 $                            964.1
Settlement accrual (b) 71.0
$                            352.5 $                         1,035.1
Operating income margin, as reported (GAAP) 21.4% 25.6%
Operating income margin, adjusted 26.8% 27.5%
Operating income, as reported (GAAP)
Operating income, adjusted
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures."
Nine Months Ended
September 30, 2009
Adjustment:
Three Months Ended
September 30, 2009
71.0

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions, except per share amounts)
(unaudited)
Three Months Ended
September 30, 2009
$                               181.0
Reversal of impact from the settlement accrual, net of income tax benefit of $17.1 million (b)
Net income, adjusted
$                               234.9
As reported (GAAP) $                                 0.26
Impact from the settlement accrual (b)
EPS, adjusted
$                                 0.33
Diluted weighted-average shares outstanding 701.6
_______
Adjustments:
Earnings per share ("EPS"):
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures."
Net income, as reported (GAAP)
53.9
0.07

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
(unaudited)
2009 2008 2009 2008
$      16,990 $      17,796 $      47,899 $      50,488
Reversal of impact from translation of foreign currency denominated amounts into United States dollars (a) 542 - 2,680 -
$      17,532 $      17,796 $      50,579 $      50,488
Consumer-to-consumer cross-border principal decline, as reported (5)% (5)%
Consumer-to-consumer cross-border principal change, adjusted (1)% 0%
Consumer-to-consumer cross-border principal
Adjustment:
Three Months Ended
September 30,
Nine Months Ended
September 30,
Consumer-to-consumer cross-border principal, adjusted
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures."

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(unaudited)
2009 2008
$                 371 $                 401
Reversal of impact from translation of foreign currency denominated amounts into
United States dollars (a) 12 -
$                 383 $                 401
Consumer-to-consumer principal per transaction decline, as reported (7)%
Consumer-to-consumer principal per transaction decline, adjusted (4)%
Consumer-to-consumer principal per transaction, adjusted
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures."
Three Months Ended
September 30,
Consumer-to-consumer principal per transaction
Adjustment:

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
(unaudited)
2009 2008
Global Business Payments revenue, as reported (GAAP)
$                            171.3 $                            176.4
Reversal of Custom House revenue (c) (7.9) -
Global Business Payments revenue, adjusted
$                            176.4
Global Business Payments operating income, as reported (GAAP) $                              41.6 $                              46.6
Reversal of Custom House operating loss (c) 1.3 -
$                              42.9 $                              46.6
Global Business Payments revenue decline, as reported (GAAP) (3)%
Global Business Payments revenue decline, adjusted (7)%
Operating income margin, as reported (GAAP) 24.3%
Operating income margin, adjusted 26.3%
Three Months Ended
September 30,
Adjustment:
Adjustment:
Operating income, adjusted
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures."
$                            163.4

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(unaudited)
2009 Revenue Outlook
Revenue declines GAAP basis (4)% (5)%
Adjustment:
Reversal of estimated impact of translation of foreign currency denominated amounts into United States dollars (d)
3% 3%
Adjusted estimated revenue declines (1)% (2)%
2009 Operating Income Margin Outlook
Operating income margin GAAP basis 25%
Adjustment:
Reversal of impact from the settlement accrual (b) 2%
Adjusted estimated operating income margin
27%
2009 EPS Outlook
$                 1.15 $                1.20
Adjustment:
Reversal of impact from the settlement accrual (b) 0.08 0.08
$                 1.23 $                 1.28
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures."
Range
EPS guidance GAAP basis
Adjusted estimated EPS guidance
Range

Footnote explanations
(a)
(b)
(c)
(d)
Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the
United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.  In addition, to compute constant currency earnings per share, the Company assumes the impact of fluctuations in foreign currency derivatives not designated as hedges and the portion of fair value that is excluded from the measure of effectiveness for those contracts designated as hedges was consistent with the prior year.
Estimated accrual for an anticipated agreement to resolve the Company's disputes with the State of Arizona and to fund a multi-state not-for-profit organization focused on border safety and security ("settlement accrual"). This item has been included in the selling, general and administrative expense line of the consolidated statements of income, and was not allocated to the segments.
Represents the estimated impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any estimated benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.  In addition, to compute constant currency earnings per share, the
Company assumes the estimated impact of fluctuations in foreign currency derivatives not designated as hedges and the portion of fair value that is excluded from the measure of effectiveness for those contracts designated as hedges is consistent with the prior year.
Represents the incremental impact from the acquisition of Custom House on Global Business Payments revenue and operating income margin.

Use of Material
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation, October 20, 2009. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  The Western Union Company assumes no duty to update or revise the information contained in this presentation. You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as The Western Union Company which owns the copyright.